UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
__________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

___________
Date of Report (Date of earliest event reported):
January 11, 2011 (January 11, 2011)
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MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Company is filing this Current Report on Form 8-K to provide the legal opinions of Paul Johnston, Esquire and Fulbright & Jaworski L.L.P., copies of which are respectively filed as Exhibit 5.1 and Exhibit 8.1 to this Current Report on form 8-K, relating to the Company’s prospectus supplement filed with the Securities and Exchange Commission on January 11, 2011 regarding the “at the market offering” of up to 419,375 shares of its Series C Cumulative Perpetual Preferred Stock, par value $0.01 per share.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Paul Johnston, Esquire
8.1	Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters
23.1	Consent of Paul Johnston, Esquire (Included in Exhibit 5.1)
23.2	Consent of Fulbright & Jaworski L.L.P. (Included in Exhibit 8.1)

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: January 11, 2011	/s/ Ronald D. Ormand
Ronald D. Ormand,
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Paul Johnston, Esquire
8.1	Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters
23.1	Consent of Paul Johnston, Esquire (Included in Exhibit 5.1)
23.2	Consent of Fulbright & Jaworski L.L.P. (Included in Exhibit 8.1)